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                                                                   EXHIBIT 10.1


                         SECOND AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT


         This Second Amendment to Amended and Restated Credit Agreement, dated as of March __, 1997 (this "Agreement"), is between PROTECTION ONE ALARM MONITORING, INC., a Delaware corporation ("Borrower"), the Lenders identified on the signature pages hereto and HELLER FINANCIAL, INC., a Delaware corporation, in its individual capacity as a Lender and in its capacity as agent for the Lenders, "Agent".


                                   WITNESSETH:

         WHEREAS, Agent, Borrower and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 7, 1996 (as heretofore amended, the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the definitions provided therefor in the Credit Agreement) and to certain other documents executed in connection with the Credit Agreement; and

         WHEREAS, the parties wish to further amend the Credit Agreement as provided herein;

         NOW, THEREFORE, the parties agree as follows:

          1.      Amendments to the Credit Agreement.

         (a) The definition of "Indebtedness Ratio Test" set forth in subsection
1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "Indebtedness Ratio Test" means, as of any date of determination, that (i) the Senior Indebtedness to Annualized EBIDAT Ratio as of such date does not exceed: 2.75 as of any date of determination on or prior to December 31, 1997; 3.00 as of any date of determination during the period from January 1, 1998 to September 30, 1998; 2.75 as of any date of determination during the period from September 30, 1998 to June 30, 1999; and 2.50 as of any date of determination on or after June 30, 1999; (ii) the Total Indebtedness to Annualized EBIDAT Ratio as of such date does not exceed (A) for any date of determination on or prior to December 31, 1997, the lesser of
         (I) 6.25 or (II) the Debt to EBIDAT Ratio then in effect under subsection 4.03(a) of the Subordinated Discount Note Indenture (after giving effect to clauses (i) through (vi) thereof), and (B) for any date of determination after December 31, 1997, 6.0; and (iii) the Senior Indebtedness to MRR Ratio as of such date does not exceed: 21 as of any date of determination prior to September 30, 1998; and 19 as of any date of determination on or after September 30, 1998. All calculations shall be based upon the EBIDAT and MRR for the most recent month for which financial statements are required to be delivered pursuant to subsection 5.1(A), adjusted to include (a) pro forma EBIDAT and MRR for any prior acquisitions made during the course of the month covered by such financial statements and (b) pro forma EBIDAT and MRR for any prior acquisitions made subsequent to the date of such financial statements.

         (b) Subsection 2.2(A) of the Credit Agreement is hereby amended by inserting the following new paragraph immediately preceding the last paragraph of said subsection:

                  "If at any time through and including December 31, 1997 the Total Indebtedness to Annualized EBIDAT Ratio exceeds 6.0, an amount of the Loans equal to the Excess Indebtedness shall bear interest as follows:

                  (X) if a Base Rate Loan, then at the sum of the Base Rate plus two percent (2%) per annum; and

                  (Y) if a LIBOR Rate Loan, then at the sum of the LIBOR Rate plus three and one-half percent (3.50%) per annum.



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         For purposes of this subsection 2.2(A), (i) "Excess Indebtedness"
         means, for any monthly period, (I) Total Indebtedness minus (II) (A) six multiplied by (B) EBIDAT for such one month period multiplied by twelve (12); provided that Excess Indebtedness shall never be less than zero; and (ii) "Total Indebtedness" means, at any date of determination, the aggregate principal amount of all Indebtedness of Holdings, Borrower and Borrower's Subsidiaries as of such date on a consolidated basis plus the aggregate liquidation preference or redemption amount of all Disqualified Stock as of such date. Further, for purposes of this paragraph only, Total Indebtedness shall be calculated based on: (x) the average daily balance of all Indebtedness (excluding Subordinated Indebtedness) during such one month Interest Period, and (y) the Subordinated Indebtedness outstanding as of the last day of such month. Excess Indebtedness for any month, and the corresponding additional interest charge, shall be calculated by Agent as soon as reasonably practicable after receipt by Agent of financial information for the month in question from Borrower sufficient to allow Agent to make the necessary calculations. Any such calculation of the additional interest charge by Agent shall, absent manifest error, be deemed to be conclusive and binding on Borrower. Borrower hereby covenants and agrees to provide Agent with the necessary financial information on or before the thirtieth day of each month through January 1998."

         (c) Subsection 6.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         6.1      Capital Expenditure Limits.

                  The aggregate amount of all Capital Expenditures of Borrower and its Subsidiaries will not exceed $6,000,000 during any Fiscal Year.

          2. No Waiver of Past Defaults. Nothing contained herein shall be deemed to constitute a waiver of any Event of Default that may heretofore or hereafter occur or have occurred and be continuing or to modify any provision of the Credit Agreement except as expressly provided herein.

          3. Representations and Warranties. To induce Agent and Lenders to enter into this Agreement, Borrower represents and warrants to Agent on behalf of the Lenders that the execution, delivery and performance by Borrower of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law applicable to Borrower, the Certificate of Incorporation or Bylaws of Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon Borrower; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

         4. Conditions. The effectiveness of the amendments stated in this Agreement is subject to each of the following conditions precedent or concurrent:

                  (a) No Default. No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing;

                  (b) Warranties and Representations. The warranties and representations of Borrower contained in this Agreement shall be true and correct as of the effective date hereof, with the same effect as though made on such date; and

                  (c) Amendment Fee. Borrower shall have paid to Agent, for the pro rata benefit of Lenders, an amendment fee of $100,000.

                  (d) Subordinated Indebtedness. No default under the Subordinated Indebtedness shall have occurred and be continuing or be caused by the effectiveness of this Agreement.

         5. Miscellaneous.

                  (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.




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                  (b)  Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                  (d) Successors and Assigns. This Agreement shall be binding upon Agent, Borrower, and Lenders and their respective successors and assigns, and shall inure to the sole benefit of Agent, Borrower and Lenders and the successors and assigns of Agent, Borrower and Lenders.

                  (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

                  (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the Revolving Note and secured by the Collateral. The Credit Agreement as amended hereby and each of the other Loan Documents remains in full force and effect.

                  (g) Costs, Expenses and Taxes. Borrower affirms and acknowledges that subsection 10.1 of the Credit Agreement applies to this Agreement and the transactions and Agreements and documents contemplated hereunder.

         Delivered at Chicago, Illinois, as of the day and year first above written.

                             PROTECTION ONE
                             ALARM MONITORING, INC.


                             By:_______________________________
                             Name Printed:_____________________
                             Title:____________________________


                             HELLER FINANCIAL, INC.,
                                as Lender and as Agent


                             By:______________________________
                             Name Printed:____________________
                             Title:___________________________


                             BANQUE NATIONALE DE PARIS, NEW YORK
                             BRANCH, as a Lender


                             By:______________________________
                             Name Printed:____________________
                             Title:___________________________




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                             MERITA BANK, LTD., as a Lender


                             By:______________________________
                             Name Printed:____________________
                             Title:___________________________


                             TORONTO DOMINION (TEXAS), INC.,
                             as Lender


                             By:______________________________
                             Name Printed:____________________
                             Title:___________________________


                             IBJ SCHRODER BANK & TRUST, as Lender


                             By:______________________________
                             Name Printed:____________________
                             Title:___________________________


                             FIRST UNION NATIONAL BANK
                             OF NORTH CAROLINA, as Lender


                             By:______________________________
                             Name Printed:____________________
                             Title:___________________________




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                                 Acknowledgment

         PROTECTION ONE, INC. hereby acknowledges and consents to the terms of this Agreement and hereby affirms, ratifies and confirms all of the terms and provisions of the Amended and Restated Guaranty dated June 7, 1996.

                              PROTECTION ONE, INC.


                              By:_____________________________________
                              Name Printed:___________________________
                              Title:__________________________________




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